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                                                                    Exhibit 10.2


                      AMENDMENT NO. 1 TO CREDIT AGREEMENT


                 AMENDMENT NO. 1 (this "Amendment"), dated as of April 11, 1997, among SUPERIOR NATIONAL INSURANCE GROUP, INC. (the "Borrower") and CENTRE REINSURANCE LIMITED ("Centre Re"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                             W I T N E S S E T H :


                 WHEREAS, the Borrower, Centre Re and The Chase Manhattan Bank, as Collateral Agent (the "Collateral Agent") are parties to a Credit Agreement, dated as of November 12, 1996 (as modified, supplemented and amended to the date hereof, the "Credit Agreement"); and

                 WHEREAS, the Borrower and Centre Re wish to amend the Credit Documents as set forth below;


                 NOW THEREFORE, it is agreed:

                 1. On the Amendment Effective Date, Section 7.01 of the Credit Agreement is hereby amended by inserting immediately following the phrase "merger or consolidation" therein the following parenthetical:

                 (excluding the merger of the Borrower into Superior National Insurance Group, Inc., a Delaware corporation bearing the same namer as Borrower ("SNIG Delaware"), so long as prior to such merger, SNIG Delaware and the Borrower shall have duly authorized, executed and delivered to the Collateral Agent an assumption acknowledgment substantially in the form of Exhibit A to Amendment No. 1 to Credit Agreement, pursuant to which SNIG Delaware shall assume all of the Borrower's





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                 rights, obligations and liabilities under the Credit Agreement and the other Credit Documents and shall become (i) the "Borrower" for all purposes of the Credit Agreement and certain other Credit Documents, (ii) the "Assignor" for all purposes of the Security Agreement and (iii) "SNIG" for all purposes of the Asset Transfer Agreement).

                 2. On the Amendment Effective Date, Section 8.09 of the Credit Agreement is hereby amended by inserting immediately following the word "directly" therein the words "or indirectly".

                 3. In order to induce Centre Re to enter into this Amendment, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Amendment Effective Date (as defined below) after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents shall be true and correct in all material respects on the date hereof and on the Amendment Effective Date (as defined below) with the same effect as though such representations and warranties had been made on and as of such date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

                 4. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                 5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower, Centre Re and the Collateral Agent.

                 6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                 7. This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when each of the Borrower and Centre Re





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shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the other party hereto.





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                 IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                       SUPERIOR NATIONAL INSURANCE GROUP,
                                       INC.


                                       By
                                         --------------------------------
                                         Name:
                                         Title:



                                       CENTRE REINSURANCE LIMITED


                                       By MICHAEL P. DWYER
                                         --------------------------------
                                         Name: Michael P. Dwyer
                                         Title: Vice-President





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                 IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                       SUPERIOR NATIONAL INSURANCE GROUP,
                                       INC.


                                       By J. CHRIS SEAMAN
                                         --------------------------------
                                         Name: J. Chris Seaman
                                         Title: CFO



                                       CENTRE REINSURANCE LIMITED


                                       By
                                         --------------------------------
                                         Name:
                                         Title:


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Acknowledged and agreed to this
11th day of April, 1997

THE CHASE MANHATTAN BANK,
 as Collateral Agent


By PETER PLATTEN
  --------------------------------
  Name: Peter Platten
  Title: Vice President